UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2023

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Crescent Court, Suite 1400
Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

(469) 638-9636

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

First Foundation Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders on June 27, 2023 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on May 15, 2023:

1.       To elect ten members to the Board of Directors of the Company (the “Board”), each to hold office for a term of one year or until his or her respective successor is duly elected and qualified;

2.       To ratify the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and

3.       To approve, by non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022.

Each stockholder of record is entitled to one vote per share of common stock. As of the close of business on May 4, 2023, the record date for the Annual Meeting, there were a total of 56,424,276 shares of the Company’s common stock issued and outstanding. Present at the Annual Meeting, either in person or by proxy, were holders of 44,265,962 shares of the Company’s common stock, constituting a quorum of the Company’s outstanding shares.

On June 29, 2023, First Coast Results, Inc., the independent inspector of elections for the Annual Meeting, issued its final report which certified the final voting results for the Annual Meeting. Set forth below are the final voting results as provided by First Coast Results, Inc.

Proposal No. 1 – Election of Directors

Company Nominees

Name	Votes For	Votes Withheld	Broker Non-Votes
Max A. Briggs	43,396,338	606,388	—
John A. Hakopian	35,326,702	8,655,742	—
Scott F. Kavanaugh	43,350,388	652,338	—
Ulrich E. Keller, Jr.	43,524,382	478,345	—
David G. Lake	43,462,633	540,093	—
Elizabeth A. Pagliarini	43,343,364	659,362	—
Mitchell M. Rosenberg, Ph.D.	42,741,988	1,260,738	—
Diane M. Rubin	43,441,399	561,326	—
Jacob P. Sonenshine	43,372,651	630,075	—
Gabriel V. Vazquez	43,508,451	491,275	—

Driver Nominee

Name	Votes For	Votes Withheld	Broker Non-Votes
Allison Ball	8,679,113	35,330,649	—

The stockholders voted to elect Max A. Briggs, John A. Hakopian, Scott F. Kavanaugh, Ulrich E. Keller, Jr., David G. Lake, Elizabeth A. Pagliarini, Mitchell M. Rosenberg, Ph.D., Diane M. Rubin, Jacob P. Sonenshine and Gabriel V. Vazquez as directors, each to hold office for a term of one year or until his or her respective successor is duly elected and qualified.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstain	Broker Non-Votes
43,771,642	230,870	263,450	—

The stockholders voted to approve the ratification of Eide Bailly LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Proposal No. 3 – Advisory Vote on the Compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
39,657,395	3,643,020	743,212	—

The stockholders voted to approve, by non-binding advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: June 30, 2023	By:	/s/ SCOTT F. KAVANAUGH
Scott F. Kavanaugh
President and Chief Executive Officer